Consolidated Portfolio of Investments – as of September 30, 2020 (Unaudited)

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 90.4% of Net Assets
	Certificates of Deposit – 60.6%
$65,000,000	National Bank of Kuwait (NY), 0.210%, 10/01/2020	$65,000,233
5,000,000	Sumitomo Mitsui Trust Bank (NY), 0.090%, 10/06/2020	4,999,984
60,500,000	Landesbank Baden-Wuerttemberg (NY), 0.190%, 10/06/2020	60,500,574
19,300,000	DNB Nor Bank ASA (NY), 0.080%, 10/08/2020	19,299,914
50,000,000	Sumitomo Mitsui Banking Corp. (NY), 1-month LIBOR + 0.150%, 0.301%, 10/13/2020(a)	50,002,872
20,500,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.950%, 10/15/2020	20,507,016
30,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 0.466%, 10/20/2020(a)	30,005,354
32,000,000	DZ Bank (NY), 0.210%, 10/22/2020	32,002,072
19,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.200%, 10/27/2020	19,001,267
38,800,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.160%, 11/05/2020	38,801,784
5,501,000	Sumitomo Mitsui Banking Corp. (NY), 0.220%, 11/30/2020	5,501,736
26,500,000	KBC Bank NV (NY), 0.120%, 12/01/2020	26,499,042
50,000,000	Credit Industriel et Commercial (NY), 0.140%, 12/01/2020	50,003,959
60,000,000	BNP Paribas (NY), 0.220%, 12/01/2020(b)	60,008,982
60,000,000	Mizuho Bank Ltd. (NY), 0.240%, 12/02/2020(b)	60,008,390
30,000,000	DZ Bank (NY), 0.160%, 12/03/2020	30,000,852
60,000,000	Norinchukin Bank (NY), 0.200%, 12/08/2020	60,003,907
50,000,000	Nordea Bank ABP (NY), 0.150%, 12/11/2020	50,001,799
50,000,000	Bank of Montreal (IL), 0.170%, 12/18/2020	50,001,864
50,000,000	Sumitomo Mitsui Trust Bank (NY), 0.210%, 1/15/2021	50,003,265
58,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.230%, 2/10/2021	58,003,848
30,000,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.360%, 6/11/2021(a)(b)	30,022,890

		870,181,604

	Commercial Paper – 13.5%
65,000,000	Cooperatieve Rabobank UA, 0.080%, 10/06/2020(c)	64,998,949

Principal Amount	Description	Value (†)
	Commercial Paper – continued
$8,160,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.230%, 10/06/2020(c)	$8,159,837
6,600,000	Swedbank (NY), 0.100%, 10/19/2020(c)	6,599,652
27,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.220%, 10/20/2020(c)	26,997,750
25,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.200%, 10/27/2020(c)	24,997,037
61,500,000	Santander UK PLC, 0.200%, 11/02/2020(c)	61,491,994

		193,245,219

	Time Deposits – 8.1%
50,900,000	Skandinaviska Enskilda Banken (NY), 0.040%, 10/01/2020	50,900,000
65,000,000	Canadian Imperial Bank of Commerce, 0.080%, 10/01/2020	65,000,000

		115,900,000

	Treasuries – 6.2%
30,500,000	U.S. Treasury Bills, 0.080%, 10/08/2020(c)(d)	30,499,622
23,900,000	U.S. Treasury Bills, 0.090%, 11/05/2020(c)(d)	23,897,967
25,000,000	U.S. Treasury Bills, 0.080%, 11/19/2020(c)	24,996,937
10,200,000	U.S. Treasury Bills, 0.105%, 12/03/2020(c)(d)	10,198,304

		89,592,830

	Other Notes – 2.0%
29,000,000	Bank of America NA, 0.226%, 11/09/2020	28,999,702

	Repurchase Agreements – 0.0%
269,921	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, 9/30/2020 at 0.000% to be repurchased at $269,921 on 10/01/2020 collateralized by $275,700 U.S. Treasury Bills, Zero Coupon due 9/09/2021 valued at $275,394 including accrued interest(e)	269,921

	Total Short-Term Investments (Identified Cost $1,298,106,275)	1,298,189,276

	Total Investments – 90.4% (Identified Cost $1,298,106,275)	1,298,189,276
	Other assets less liabilities – 9.6%	138,558,680

	Net Assets – 100.0%	$1,436,747,956

Consolidation

The Fund invests in commodity-related derivatives through its investment in the AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2020, the value of the Fund’s investment in the Subsidiary was $56,036,801, representing 3.90% of the Fund’s net assets.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2020, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$307,186,728	$2,304,467	0.16%

*	Amount represents gross unrealized appreciation/(depreciation) at absolute value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

LIBOR	London Interbank Offered Rate
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/16/2020	CHF	B	129,250,000	$141,495,938	$140,645,573	$(850,365)
UBS AG	12/16/2020	CHF	S	25,375,000	27,799,068	27,612,235	186,833
UBS AG	12/16/2020	CHF	S	18,500,000	19,983,795	20,131,088	(147,293)
UBS AG	12/16/2020	CNH	B	757,000,000	109,835,851	111,090,620	1,254,769
UBS AG	12/16/2020	CNH	S	53,000,000	7,728,001	7,777,811	(49,810)
UBS AG	12/16/2020	MXN	B	378,500,000	17,752,155	16,972,805	(779,350)
UBS AG	12/16/2020	MXN	S	173,500,000	7,866,212	7,780,137	86,075
UBS AG	12/16/2020	MXN	S	238,000,000	10,598,368	10,672,464	(74,096)
UBS AG	12/16/2020	NOK	B	38,000,000	4,022,372	4,074,757	52,385
UBS AG	12/16/2020	NOK	B	260,000,000	28,761,997	27,879,914	(882,083)
UBS AG	12/16/2020	NOK	S	22,000,000	2,398,527	2,359,070	39,457
UBS AG	12/16/2020	NOK	S	572,000,000	60,239,469	61,335,811	(1,096,342)
UBS AG	12/16/2020	NZD	B	4,400,000	2,879,589	2,910,633	31,044
UBS AG	12/16/2020	NZD	B	137,100,000	91,198,981	90,692,671	(506,310)
UBS AG	12/16/2020	PLN	B	265,000,000	70,507,226	68,571,315	(1,935,911)
UBS AG	12/16/2020	PLN	S	27,000,000	7,020,339	6,986,511	33,828
UBS AG	12/16/2020	PLN	S	74,000,000	18,912,861	19,148,216	(235,355)
UBS AG	12/16/2020	SEK	B	34,000,000	3,785,855	3,799,940	14,085
UBS AG	12/16/2020	SEK	B	748,000,000	85,296,600	83,598,686	(1,697,914)
UBS AG	12/16/2020	SEK	S	84,000,000	9,549,745	9,388,088	161,657
UBS AG	12/16/2020	SEK	S	364,000,000	40,088,562	40,681,713	(593,151)
UBS AG	12/16/2020	SGD	B	188,125,000	137,374,573	137,828,988	454,415
UBS AG	12/16/2020	SGD	B	19,625,000	14,463,136	14,378,174	(84,962)
UBS AG	12/16/2020	SGD	S	14,375,000	10,452,849	10,531,783	(78,934)
UBS AG	12/16/2020	TRY	S	180,600,000	23,109,517	22,875,580	233,937
UBS AG	12/17/2020	ZAR	B	85,000,000	5,183,648	5,029,394	(154,254)
UBS AG	12/17/2020	ZAR	S	339,000,000	19,737,071	20,058,406	(321,335)

Total							$(6,938,980)

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2020, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	12/15/2020	1,477	$157,073,135	$158,042,801	$969,666
10 Year Canada Government Bond	12/18/2020	1,905	217,455,236	217,189,027	(266,209)
10 Year U.S. Treasury Note	12/21/2020	2,945	410,658,897	410,919,531	260,634
2 Year U.S. Treasury Note	12/31/2020	4,786	1,057,178,842	1,057,519,049	340,207
3 Year Australia Government Bond	12/15/2020	6,151	515,935,064	516,811,085	876,021
30 Year U.S. Treasury Bond	12/21/2020	622	110,425,906	109,646,937	(778,969)
5 Year U.S. Treasury Note	12/31/2020	6,198	780,964,906	781,141,688	176,782
AEX-Index®	10/16/2020	35	4,559,071	4,494,070	(65,001)
Australian Dollar	12/14/2020	1,428	104,241,754	102,287,640	(1,954,114)
British Pound	12/14/2020	730	59,481,313	58,874,500	(606,813)
Canadian Dollar	12/15/2020	615	46,628,512	46,204,950	(423,562)
DAX	12/18/2020	43	16,581,371	16,106,441	(474,930)
E-mini Dow	12/18/2020	270	37,116,470	37,346,400	229,930
E-mini NASDAQ 100	12/18/2020	220	48,654,455	50,191,900	1,537,445
E-mini Russell 2000	12/18/2020	242	18,176,015	18,203,240	27,225
E-mini S&P 500®	12/18/2020	257	43,782,520	43,073,200	(709,320)
E-mini S&P MidCap 400®	12/18/2020	98	18,147,010	18,187,820	40,810
Euribor	12/14/2020	1,773	522,248,847	522,312,789	63,942
Euro	12/14/2020	1,791	265,213,462	262,728,506	(2,484,956)
Euro Schatz	12/08/2020	376	49,508,925	49,502,049	(6,876)
EURO STOXX 50®	12/18/2020	88	3,410,469	3,295,428	(115,041)
Euro-BTP	12/08/2020	1,414	243,638,839	244,664,615	1,025,776
Euro-Buxl® 30 Year Bond	12/08/2020	187	47,586,946	48,822,169	1,235,223
Euro-OAT	12/08/2020	876	171,773,436	173,111,975	1,338,539
Eurodollar	3/15/2021	9,642	2,405,409,337	2,405,799,525	390,188
FTSE China A50 Index	10/29/2020	2,079	31,330,304	31,434,480	104,176
FTSE/JSE Top 40 Index	12/17/2020	100	3,128,466	3,007,881	(120,585)
German Euro BOBL	12/08/2020	759	120,177,086	120,286,347	109,261
German Euro Bund	12/08/2020	490	99,658,758	100,261,808	603,050
Indian Rupee	10/27/2020	1,095	29,679,975	29,630,700	(49,275)
Japanese Yen	12/14/2020	2,022	241,493,850	239,796,562	(1,697,288)
MSCI EAFE Index	12/18/2020	259	24,406,035	23,998,940	(407,095)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts – continued
MSCI Emerging Markets Index	12/18/2020	629	$34,344,935	$34,233,325	$(111,610)
Nikkei 225™	12/10/2020	106	23,186,578	23,307,637	121,059
OMXS30®	10/16/2020	1,198	24,274,631	24,496,139	221,508
S&P/TSX 60 Index	12/17/2020	138	19,954,262	19,929,706	(24,556)
Short-Term Euro-BTP	12/08/2020	800	105,940,991	106,242,709	301,718
Sterling	12/16/2020	6,071	978,482,321	978,430,393	(51,928)
TOPIX	12/10/2020	202	31,172,597	31,133,646	(38,951)
UK Long Gilt	12/29/2020	1,043	183,458,884	183,181,498	(277,386)
Ultra Long U.S. Treasury Bond	12/21/2020	275	61,830,937	60,998,437	(832,500)

Total					$(1,523,805)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/16/2020	756	$33,622,225	$33,344,325	$(277,900)
Cocoa	12/15/2020	458	11,937,180	11,660,680	(276,500)
Coffee	12/18/2020	220	10,587,431	9,153,375	(1,434,056)
Copper	12/29/2020	1,054	77,530,887	79,906,375	2,375,488
Copper LME	12/16/2020	351	56,767,742	58,570,931	1,803,189
Corn	12/14/2020	624	11,538,150	11,824,800	286,650
Cotton	12/08/2020	239	7,766,310	7,861,905	95,595
Gold	12/29/2020	451	84,103,520	85,487,050	1,383,530
Nickel LME	12/16/2020	159	14,169,659	13,847,310	(322,349)
Platinum	1/27/2021	90	4,413,805	4,091,400	(322,405)
Silver	12/29/2020	249	34,504,260	29,250,030	(5,254,230)
Soybean	11/13/2020	1,101	53,179,175	56,343,675	3,164,500
Soybean Meal	12/14/2020	1,230	39,069,130	42,164,400	3,095,270
Soybean Oil	12/14/2020	1,090	21,714,666	21,667,020	(47,646)
Sugar	2/26/2021	839	12,697,014	12,695,076	(1,938)
Wheat	12/14/2020	487	13,584,025	14,074,300	490,275
Zinc LME	12/16/2020	317	18,862,786	19,037,831	175,045

Total					$4,932,518

At September 30, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	12/17/2020	15	$1,567,924	$1,558,380	$9,544
Brazilian Real	10/30/2020	257	4,605,015	4,569,460	35,555
CAC 40®	10/16/2020	104	6,019,005	5,854,088	164,917
FTSE 100 Index	12/18/2020	166	12,872,272	12,512,374	359,898
FTSE MIB	12/18/2020	37	4,063,124	4,113,569	(50,445)
Hang Seng China Enterprises Index	10/29/2020	923	55,974,716	55,856,026	118,690
Hang Seng Index®	10/29/2020	343	51,765,537	51,847,988	(82,451)
IBEX 35	10/16/2020	380	29,735,507	29,986,013	(250,506)
MSCI Singapore	10/29/2020	364	7,545,156	7,538,391	6,765

Total					$311,967

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/16/2020	235	$10,400,656	$10,364,969	$35,687
Brent Crude Oil	10/30/2020	565	22,963,960	23,899,500	(935,540)
Copper LME	12/16/2020	65	10,478,813	10,846,469	(367,656)
Gasoline	11/30/2020	86	4,208,702	4,208,702	—
Lean Hog	12/14/2020	144	3,216,620	3,634,560	(417,940)
Live Cattle	12/31/2020	148	6,453,100	6,651,120	(198,020)
Low Sulfur Gasoil	11/12/2020	748	24,644,400	24,964,500	(320,100)
Natural Gas	10/28/2020	328	9,536,190	8,288,560	1,247,630
New York Harbor ULSD	10/30/2020	421	19,543,490	20,373,200	(829,710)
WTI Crude Oil	10/20/2020	525	19,961,130	21,115,500	(1,154,370)

Total					$(2,940,019)

[1]	Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,298,189,276	$—	$1,298,189,276
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,548,485	—	2,548,485
Futures Contracts (unrealized appreciation)	23,714,831	1,106,557	—	24,821,388

Total	$23,714,831	$1,301,844,318	$—	$1,325,559,149

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(9,487,465)	$—	$(9,487,465)
Futures Contracts (unrealized depreciation)	(22,842,817)	(1,197,910)	—	(24,040,727)

Total	$(22,842,817)	$(10,685,375)	$—	$(33,528,192)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2020, the Fund used long and short contracts on U.S. and foreign equity market indices, foreign currencies, and commodities (through investments in the Subsidiary), and long contracts on U.S. and foreign government bonds and short-term interest rates to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of September 30, 2020:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$2,548,485	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$7,691,007
Foreign exchange contracts	—	35,555
Commodity contracts	—	14,152,859
Equity contracts	—	2,941,967

Total exchange-traded asset derivatives	$—	$24,821,388

Total asset derivatives	$2,548,485	$24,821,388

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(9,487,465)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(2,213,868)
Foreign exchange contracts	—	(7,216,008)
Commodity contracts	—	(12,160,360)
Equity contracts	—	(2,450,491)

Total exchange-traded liability derivatives	$—	$(24,040,727)

Total liability derivatives	$(9,487,465)	$(24,040,727)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2020, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$2,548,485	$—
Collateral pledged to UBS AG	41,466,909	41,466,909

Total over-the-counter counterparty credit risk	44,015,394	41,466,909

Exchange-traded counterparty credit risk
Futures contracts	24,821,388	24,821,388
Margin with brokers	158,864,125	158,864,125

Total exchange-traded counterparty credit risk	183,685,513	183,685,513

Total counterparty credit risk	$227,700,907	$225,125,422

Investment Summary at September 30, 2020 (Unaudited)

Certificates of Deposit	60.6%
Commercial Paper	13.5
Time Deposits	8.1
Treasuries	6.2
Other Notes	2.0
Repurchase Agreements	0.0 *

Total Investments	90.4
Other assets less liabilities (including forward foreign currency and futures contracts)	9.6

Net Assets	100.0%

*	Less than 0.1%